Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

FIRST TRUST GLOBAL WIND ENERGY ETF
(the “Fund”)

Supplement to the Fund’s Prospectus

Dated october 25, 2021

Notwithstanding anything to the contrary in the Fund’s Prospectus, the third paragraph of the section entitled “SUMMARY INFORMATION – First Trust Global Wind Energy ETF (FAN) – Principal Investment Strategies” is replaced in its entirety with the following:

The Index allocates an aggregate weight of 60% to companies that are identified as “Pure Play” and an aggregate weight of 40% to those companies determined to be “Diversified.” Pure Play companies are those primarily engaged and actively involved in some aspect of the wind energy industry, with 50% or more of revenues and/or generating assets (energy capacity and/or production) coming from wind-related activities. Diversified companies are those simply involved and engaged in some aspect of the wind energy industry. This is done to ensure that companies that are exclusive to the wind energy industry, which generally have smaller market capitalizations relative to their multi-industry counterparts, are adequately represented in the Index. The Index utilizes a modified market capitalization weighted methodology for each group of companies. The Pure Play companies are weighted so that the five largest Pure Play companies may not exceed 8% each of the entire Index and the remaining Pure Play Companies may not exceed 4% each of the entire Index. No Diversified company may exceed 2% of the entire Index.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE